                          Registration No. 333-30267

     As filed with the Securities and Exchange Commission on March 31, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            _______________________

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                            THE METZLER GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                 36-4094854
(State or other Jurisdiction                           (I.R.S. Employer
of incorporation or organization)                      Identification Number)

615 North Wabash Avenue                                  (312) 573-5600
Chicago, Illinois  60611                           (Telephone number, including
(Address, Including Zip Code, of                    area code, of registrant's
registrant's principal executive offices)          principal executive offices)

                THE METZLER GROUP, INC. LONG-TERM INCENTIVE PLAN
                            (Full Title of the Plan)

                       Robert P. Maher
                       Chief Executive Officer
                       The Metzler Group, Inc.
                       615 North Wabash Avenue
                       Chicago, Illinois  60611

(Name, address, including zip code and telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE

 Title of each class                              Proposed maximum        Proposed maximum           Amount of
 of securities to be        Amount to be         offering price per      aggregate offering     registration fee(2)
 registered                registered(1)              share(2)                price(2)
---------------------------------------------------------------------------------------------------------------------
Common Stock, par
 value $.01 per share        4,200,000                  30.88               $129,675,000              $38,254

=====================================================================================================================

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the Nasdaq National Market on March 24, 1999.

                                    PART II

                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


  The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-30267, which was filed with the Commission on June 27, 1997, are incorporated by reference in this Post-Effective Amendment No. 1 to the Form S-8 Registration Statement.

                                   SIGNATURES


  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 30th day of March, 1999.

                                                 The Metzler Group, Inc.


                                                  By:  /s/ Robert P. Maher
                                                       -------------------
                                                      Chief Executive Officer

                               POWER OF ATTORNEY
                               -----------------


  The undersigned hereby appoint Robert P. Maher as our attorney-in-fact to execute and file in our name and on our behalf, in all capacities as officers or directors of The Metzler Group, Inc., Registration Statements on Form S-8 and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission, relating to the issuance, through The Metzler Group, Inc. Long-Term Incentive Plan, of common stock of The Metzler Group, Inc., par value $0.01 per share.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 30th day of March, 1999.



/s/ Barry S. Cain                                      /s/ James R. Thompson
-----------------                                     ----------------------
Barry S. Cain                                          James R. Thompson

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 30th day of March, 1999.


  Signature                            Title
  ---------                            -----


/s/ Robert P. Maher
-------------------
Robert P. Maher            Chairman of the Board of Directors, President and
                           Chief Executive Officer (Principal Executive Officer)


/s/ James F. Hillman
--------------------
James F. Hillman           Chief Financial Officer and Treasurer
                           (Principal Financial and Accounting Officer)


/s/ Barry S. Cain
-----------------
Barry S. Cain              Vice President, Chief Administrative Officer and
                           Director

*/s/ James T. Ruprecht
----------------------
James T. Ruprecht          Director


*/s/ Peter B. Pond
------------------
Peter B. Pond              Director


/s/ James R. Thompson
---------------------
James R. Thompson          Director


*/s/ Mitchell H. Saranow
------------------------
Mitchell H. Saranow        Director



*By: /s/ Robert P. Maher
------------------------
Robert P. Maher, Attorney-in-Fact

                                 EXHIBIT INDEX


      Exhibit
      Number                           Description of Exhibit
-------------------  -----------------------------------------------------------
       4.1           Amended and Restated Certificate of Incorporation of The
                     Metzler Group, Inc.(1)

       4.2           Amendment No. 1 to Amended and Restated Certificate of
                     Incorporation of The Metzler Group, Inc. (2)

       4.3           Amended and Restated By-Laws of The Metzler Group, Inc.(3)

       4.4 The Metzler Group, Inc. Long-Term Incentive Plan, as amended

         5           Opinion of Sachnoff & Weaver, Ltd.

        23           Consent of KPMG Peat Marwick LLP

        24           Powers of Attorney (contained on the signature page hereto)



(1) Incorporated by reference from the Registrant's Amendment No. 1 to Registration Statement on Form S-1 (Registration No. 333-9019) as filed with the SEC on September 4, 1996.

(2) Incorporated by reference from the Registrant's Registration Statement on Form S-3 (Registration No. 333-40489) as filed with the SEC on November 18, 1997.

(3) Incorporated by reference from the Registrant's Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-40489) filed with the SEC on February 12, 1998.